SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549


FORM 8-K


Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


	Date of report (Date of earliest event reported)
	AUGUST 30, 1999

	CENCOR, INC.
	(Exact Name of Registrant as Specified in Its Charter)

	Delaware
	(State or Other Jurisdiction of Incorporation)

   	0-3417                             43-5914033
 	(Commission File Number)       (I.R.S. Employer
					Identification No.)

	5800 Foxridge Drive
	Mission, Kansas  			       66202
	(Address of Principal Executive Offices)      (Zip Code)

	(913) 831-6334
	(Registrant's Telephone Number, Including Area Code)

Item 5	Other Events

	On August 30, 1999, CenCor, Inc. (the "Company") issued a press release, filed as an exhibit herewith (and incorporated by reference), announcing that on August 27, 1999 the Delaware Court of Chancery issued an order to the dissolved company granting an extension of the duration of the Company's existence from October 1, 1999 until December 23, 1999 to permit the Company to complete the winding up of its affairs. The Court's order permits the Company to seek a further extension of its corporate existence, if necessary.

Item 7  Financial Statements and Exhibits.

	(c) The following exhibit is filed as part of this current report on Form 8-K.

	Exhibit Number		Description

		99		Press Release dated August 30, 1999

			SIGNATURES


	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.



				    CenCor, Inc.
				    (Registrant)


Date    September 2, 1999        	By  /s/ Jack L. Brozman
				   	(Signature)
				    	Jack L. Brozman, President